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                                                                    EXHIBIT 23.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and shareholders
Telewest Communications plc:


We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                                 /s/ KPMG Audit plc

London, England
February 5, 2001